Supplement Dated June 10, 2015
To The Prospectus Dated April 27, 2015

JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital 25 Fund

On June 2-3, 2015, the Board of Managers (the "Board") of the JNL Variable Fund LLC (the "VFLLC") approved the proposed reorganization of the JNL/Mellon Capital 25 Fund ("MC 25 Fund" or "Acquired Fund"), a series of the VFLLC, into the JNL/S&P 4 Fund ("S&P 4 Fund" or "Acquiring Fund") (the "Reorganization"), a series of the JNL Series Trust ("Trust").

The Reorganization is subject to approval by the shareholders of the MC 25 Fund at a shareholders' meeting expected to be held in August 2015, as well as the satisfactory completion of due diligence on the S&P 4 Fund.  If approved, it is expected that the Reorganization will take place on or around September 21, 2015 (the "Closing Date").  No assurance can be given that the Reorganization will be approved by shareholders.

Under the terms of the proposed Plan of Reorganization, the MC 25 Fund's assets and liabilities would be transferred to the S&P 4 Fund in return for shares of the S&P 4 Fund having an aggregate net asset value equal to MC 25 Fund as of the Closing Date.  These S&P 4 Fund shares would be distributed pro rata to shareholders of the MC 25 Fund in exchange for their MC 25 Fund shares.  MC 25 Fund shareholders on the Closing Date would thus become shareholders of the S&P 4 Fund and receive shares of the S&P 4 Fund with a total net asset value equal to that of their shares of the S&P 4 Fund on the Closing Date. Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code.  In the event the Reorganization qualifies as a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders. The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund shareholders.  In the event the Reorganization does not qualify as a tax-free reorganization, the Acquired Fund will recognize gain or loss on the transfer of its portfolio assets to Acquiring Fund, and the Acquired Fund shareholders will recognize gain or loss on the exchange of their shares for Acquiring Fund shares.

The investment objectives and principal investment strategies of the MC 25 Fund and the S&P 4 Fund are comparable and the risk profiles for both Funds overlap.  The MC 25 Fund and the S&P 4 Fund have different investment advisers.  A full description of the S&P 4 Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the MC 25 Fund on or about July 13, 2015.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of S&P 4 Fund, nor is it a solicitation of any proxy.  For more information regarding S&P 4 Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and has become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com.  The proxy statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any investment decisions.

This Supplement is dated June 10, 2015.

Supplement Dated June 10, 2015
To The Prospectus Dated April 27, 2015

JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

Name Change and Strategy Change for JNL/Mellon Capital DowSM 10 Fund

On June 2-3, 2015, the Board of Managers (the "Board") of the JNL Variable Fund LLC (the "VFLLC") approved a change in investment strategy for JNL/Mellon Capital DowSM 10 Fund.  Contract owners will be sent an Information Statement containing additional information on the change in investment strategy for the JNL/Mellon Capital DowSM 10 Fund. In conjunction with the change in investment strategy, the name of the Fund will change to JNL/Mellon Capital Dow Index Fund.  The change in investment strategy and name is not subject to shareholder approval and is expected to take place on or around September 21, 2015.

Name Change and Strategy Change for JNL/Mellon Capital Global 15 Fund

On June 2-3, 2015, the Board of the VFLLC approved a change in investment strategy for JNL/Mellon Capital Global 15 Fund.  In conjunction with the change in investment strategy, the name of the Fund will change to JNL/Mellon Capital Global 30 Fund.  The change in investment strategy and name is not subject to shareholder approval and is expected to take place on or around September 21, 2015.

This Supplement is dated June 10, 2015.